UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 21, 2024
Date of Report
(Date of Earliest Event Reported)
WSFS Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of Incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (302) 792-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On May 21, 2024, WSFS Financial Corporation (the “Company”) announced its appointment of David Burg as the Company’s Executive Vice President and Chief Financial Officer. Mr. Burg’s appointment is expected to be effective on August 15, 2024.

David Burg, age 50, previously served as Head of Strategy and Execution for Legacy Franchises for Citigroup, Inc. (“Citigroup”), from 2023 to the present. From 2021 to 2023, Mr. Burg served as Chief Financial Officer for Citigroup's Latin America region and as Chief Financial Officer of Treasury and Trade Solutions from 2017 to 2021. Earlier in his career, Mr. Burg was a Managing Director for Corporate Mergers and Acquisitions at Citigroup. He has also held roles at McKinsey & Company, Inc., and General Electric. He earned a B.S. in Applied Science and Engineering from Rutgers University, an M.B.A. in Finance from Columbia Business School and an M.S. in Materials Science and Engineering from Columbia University.

In connection with his employment, the Company will pay to Mr. Burg (1) an annual base salary of $575,000; (2) a sign-on cash bonus of $575,000 to be paid in three installments over the course of his first year of service; (3) initial grants of time-based restricted stock units (“RSUs”) valued at $600,000 and $800,000, vesting over three and two years, respectively; and (4) an initial grant of performance-based RSUs (“PSUs”) of up to 11,394 shares, which will be adjusted based on the Company’s actual performance in 2024 through 2026. Mr. Burg will be eligible to participate in the Company’s Executive Leadership Team Incentive Plan, and the Company has committed to award Mr. Burg a short-term incentive award of $379,500 for 2024 and a long-term incentive award for 2024 consisting of both RSUs and PSUs, with the RSUs valued at $161,000 and vesting over three years, in each case in March 2025. All of Mr. Burg’s incentive-based compensation is subject to the terms of the Company’s standard compensation clawback policy.

Mr. Burg will be entitled to other benefits made available to executive officers who report to the Company’s chief executive officer, which include annual development and automobile allowances and a travel stipend. In addition, Mr. Burg will be eligible to participate in the Company’s executive severance policy as well as customary health, welfare and fringe benefit plans that the Company provides to its executive officers. The Company has also agreed to provide a one-time reimbursement for up to two months of coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, as well as a customary executive relocation package.

Mr. Burg does not have any family relationships with any of the Company’s directors or executive officers and is not party to any transactions listed in Item 404(a) of Regulation S-K. Further, no arrangement or understanding exists between Mr. Burg and any other person pursuant to which Mr. Burg was selected as an officer of the Company.

Appointment of Chief Operating Officer

On May 21, 2024, the Company announced the appointment of Arthur J. Bacci, who currently serves as the Company’s Executive Vice President, Chief Wealth Officer and Interim Chief Financial Officer, as the Company’s Executive Vice President, Chief Operating Officer. Such appointment will coincide with the appointment of Mr. Burg as Chief Financial Officer. In connection with this appointment and to bring the Chief Operating Officer position in line with market data, Mr. Bacci’s base salary will be increased to $597,000. For more information regarding Mr. Bacci’s background and compensation, please see the information set forth in the Company’s definitive proxy statement for its 2024 annual meeting of shareholders, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2024, which is incorporated herein by reference.

Item 7.01 Regulation FD.

On May 21, 2024, the Company issued a press release regarding the appointments of Messrs. Burg and Bacci. A copy of the press release is attached hereto as Exhibit 99.1. This information (including Exhibit 99.1) has been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Forward-Looking Statements

This Current Report on Form 8-K contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company’s predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “threshold,” “target,” “stretch,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other documents filed by the Company with the SEC from time to time.

The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law.

Item 9.01 Financial Statements and Other Exhibits.
(d) Exhibits.
99.1 Press release dated May 21, 2024
104 Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	May 21, 2024	By:	/s/ Arthur J. Bacci
Arthur J. Bacci Executive Vice President, Chief Wealth Officer and Interim Chief Financial Officer